Rule 497(e)
               FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

               FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND,
                FIRST TRUST MID CAP CORE ALPHADEX(R) FUND,
               FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND,
       FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND,
       FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND,
            FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND AND
               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
              (each, a "Fund" and collectively, the "Funds")

           SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 28, 2007

                         DATED OCTOBER 6, 2008


         The Shares of the Funds are currently listed and trade on the American Stock Exchange LLC ("Amex"). As soon as practicable following the acquisition of Amex by NYSE Euronext (the "Acquisition"), it is anticipated that the Shares of the Funds will be listed and begin trading on NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext.

         The Acquisition was completed on October 1, 2008. The
Funds have taken initial steps to transfer the listing of their Shares from Amex to NYSE Arca, with a target effective date of November 6, 2008.

         No assurance can be given as to the continued listing of the Shares of each Fund or the liquidity or trading market for the Shares.

          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                           FOR FUTURE REFERENCE